Property and Equipment	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Property, Plant and Equipment [Abstract]
Property and Equipment

Note 4: Property and Equipment

Property and equipment were as follows:

	September 30, 2014	December 31, 2013
	(in millions)
Land	$4,115	$4,098
Buildings and leasehold improvements	5,706	5,511
Furniture and equipment	1,203	1,172
Construction-in-progress	97	67

	11,121	10,848
Accumulated depreciation and amortization	(1,997)	(1,790)

	$9,124	$9,058

Depreciation and amortization expense on property and equipment, including amortization of assets recorded under capital leases, was $235 million and $243 million during the nine months ended September 30, 2014 and 2013, respectively.

As of September 30, 2014 and December 31, 2013, property and equipment included approximately $150 million and $130 million, respectively, of capital lease assets primarily consisting of buildings and leasehold improvements, net of $64 million and $59 million, respectively, of accumulated depreciation and amortization.

During the nine months ended September 30, 2014, we completed the sale of two hotels for approximately $9 million and a vacant parcel of land for approximately $6 million. As a result of these sales, we recognized a pre-tax gain of $13 million, including the reclassification of a currency translation adjustment of $3 million, which was previously recognized in accumulated other comprehensive loss. The gain was included in other gain, net in our condensed consolidated statement of operations. Additionally, we completed the sale of certain land and easement rights to a related party in connection with a timeshare project during the nine months ended September 30, 2014. As a result, the related party acquired the rights to the name, plans, designs, contracts and other documents related to the timeshare project. The total consideration received for this transaction was approximately $37 million. We recognized $13 million, net of tax, as a capital contribution within additional paid-in capital, representing the excess of the fair value of the consideration received over the carrying value of the assets sold.

Note 6: Property and Equipment

Property and equipment were as follows:

	December 31,
	2013	2012
	(in millions)
Land	$4,098	$4,090
Buildings and leasehold improvements	5,511	5,450
Furniture and equipment	1,172	1,111
Construction-in-progress	67	88

	10,848	10,739
Accumulated depreciation and amortization	(1,790)	(1,542)

	$9,058	$9,197

Depreciation and amortization expense on property and equipment, including amortization of assets recorded under capital leases, was $318 million, $290 million and $323 million during the years ended December 31, 2013, 2012 and 2011, respectively.

As of December 31, 2013 and 2012, property and equipment included approximately $130 million and $157 million, respectively, of capital lease assets primarily consisting of buildings and leasehold improvements, net of $59 million and $71 million, respectively, of accumulated depreciation and amortization.

No impairment losses were recognized on property and equipment for the year ended December 31, 2013. The following table details the impairment losses recognized on our assets included in property and equipment, by property type, for the years ended December 31, 2012 and 2011:

	Year Ended December 31,
	2012	2011
	(in millions)
Owned and leased hotels	$42	$17
Timeshare properties	—	3
Corporate office facilities	11	—

	$53	$20